UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2015

SYNERGY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)
______________________________

COLORADO (State or other jurisdiction of incorporation or organization)	001-35245 (Commission File Number)	20-2835920 (I.R.S. Employer Identification Number)

1625 Broadway, Suite 300
Denver, Colorado 80202

Registrant’s telephone number, including area code: (720) 616-4300

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Attached as Exhibit 99.1 hereto is an investor presentation that Synergy Resources Corporation posted to its website on December 9, 2015.

Item 9.01 Financial Statements and Exhibits.
See Exhibit Index.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 9, 2015
Synergy Resources Corporation

By:	/s/ William E. Scaff Jr.
William E. Scaff Jr.
Co-Chief Executive Officer

Exhibit Index
Exhibit 99.1 Investor Presentation of Synergy Resources Corporation dated December 9, 2015.